SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2005

LEVI STRAUSS & CO.

(Exact name of registrant as specified in its charter)

DELAWARE	002-90139	94-0905160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1155 BATTERY STREET

SAN FRANCISCO, CALIFORNIA 94111

(Address of principal executive offices, including zip code)

(415) 501-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

Management Incentive Plan

As we reported in our Quarterly Report on Form 10-Q for the quarterly period ended May 29, 2005, which we filed with the SEC on July 12, 2005, on July 8, 2005, our board of directors approved the establishment of a new two-year cash incentive plan for our management employees including our executive officers. The plan covers approximately 1,000 employees worldwide. The purpose of the plan is to facilitate the transition to the long-term incentive plan approved earlier in 2005 by providing interim payment opportunities in 2006 and 2007; attract, retain and motivate management to achieve multi-year earnings objectives; and provide a competitive incentive opportunity.

Plan payouts will be based on our earnings before interest, taxes, depreciation and amortization (“EBITDA”) performance in 2005 and 2006. We will set individual target amounts for each participant based on a percentage of his or her 2005 long-term incentive plan target amount. We will pay incentive amounts in two portions:

•	We will calculate and pay 35% of the participant’s target award in February 2006 based on achievement of our 2005 total company EBITDA target.

•	We will calculate and pay 65% of the participant’s target award in February 2007 based on total company performance against the incentive plan’s two-year cumulative EBITDA and EBITDA growth targets, with the installment amount capped at 200% if we outperform our targets. The two-year cumulative EBITDA target will be based on 2005 actual performance plus 2006 target performance.

Our board will have discretion to interpret, amend and terminate the plan.

The executive officers we identified in our Annual Report on Form 10-K for the fiscal year ended November 28, 2004 as our chief executive officer and the other four most highly compensated officers are participants in the plan. Their target awards are as follows:

Name/Principal Position	Target Award
Philip A. Marineau, President and Chief Executive Officer	$4,000,000

R. John Anderson, Senior Vice President and President, Levi Strauss Asia Pacific Division	$800,000

Paul Mason, Senior Vice President and President, Levi Strauss Europe	$720,000

Robert L. Hanson, President and General Manager, Levi’s® Brand, United States	$720,000

Scott A. LaPorta, President and General Manager, Levi Strauss Signature™ Brand, United States	$480,000

The terms of the plan will be governed by the final plan document. We will file that document in a subsequent Form 8-K or Form 10-Q filing with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.

DATE: July 14, 2005	By:	/s/ Gary W. Grellman
	Name:	Gary W. Grellman
	Title:	Vice President, Controller